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                                                                   EXHIBIT 10.31

                                   WAIVER TO
                              AMENDED AND RESTATED
                              FINANCING STATEMENT
                            DATED AS OF MAY 28, 1993

THIS WAIVER dated as of November 14, 1997, is made by THE CIT GROUP/BUSINESS CREDIT, INC., a New York corporation ("CITBC"), NATIONAL BANK OF CANADA, a Canadian chartered bank ("NBC", and together with CITBC, the "Lenders"), and CITBC, in its capacity as the agent for the Lenders ("Agent"), for the benefit of BUILDERS TRANSPORT, INC., a Georgia corporation ("Company").

                             PRELIMINARY STATEMENT

The Company, the Agent, NBC, and CITBC are parties to that certain Amended and Restated Financing Agreement, dated as of May 28, 1993, as amended to date (the "Financing Agreement"). Terms defined in the Financing Agreement and not otherwise defined herein are used herein as therein defined.

The Company has requested certain waivers of the terms of the Financing Agreement, and the Agent and the Lenders have agreed, upon and subject to all of the terms, conditions and provisions of this Amendment, to such requests.

NOW, THEREFORE, in consideration of the Financing Agreement, the advances and other financial accommodations made thereunder, the mutual promises hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

        Section 1. Waiver. The Lenders and the Agent hereby waive, subject to the provisions of Section 2, compliance and the effects of non-compliance by the Company with the provisions of Section 7 of the Financing Agreement as to (a) the Company's Net Worth (paragraph 9) to the extent that the Company's Net Worth as of September 30, 1997, was not less than $20,500,147, (b) the Interest Coverage Ratio (paragraph 13) to the extent that the Company's Interest Coverage Ratio as of September 30, 1997, was not less than 0.51 to 1, and (c) the Leverage Ratio (paragraph 14) to the extent that the Company's Leverage Ratio as of September 30, 1997, was not greater than 11.29.

        Section 2. Effectiveness of Waiver. Section 1 of this Waiver shall become effective as of the date hereof upon receipt by the Agent of a waiver fee in the amount of $10,000, for the ratable account of the Lenders, and of the following, each in form and substance satisfactory to the Agent and the Lenders:

            (a) at least five copies of this Amendment, each duly executed and delivered by the Company and each Lender;

            (b) confirmations duly executed and delivered by the Guarantors of their Guaranties in the form attached to this Amendment; and

            (c) such other documents, instruments and certificates as the Agent or any Lender may reasonably request in connection with this Waiver.

        Section 3. Effect of Waiver. Except as expressly modified hereby, the Financing Agreement and all terms, conditions and provisions thereof remain in full force and effect and
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     are hereby ratified and confirmed. The execution, delivery and effectiveness of this Waiver shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

        Section 4.  Counterpart Execution; Governing Law.

            (a) Execution in Counterparts. This Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

            (b) Governing Law. This Waiver shall be governed by and construed in accordance with the internal laws of the State of Georgia, without giving effect to principles of conflicts of laws.
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IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be executed
(or acknowledged) by their respective officers thereunto duly authorized, as of the date first above written.

                                          THE CIT GROUP/BUSINESS CREDIT, INC.,
                                            a New York corporation,
                                            as Agent and as a Lender

                                          By /s/ Robert Bernier
                                            ------------------------------------
                                             Title: Vice President
                                               ---------------------------------

                                          NATIONAL BANK OF CANADA,
                                            a Canadian chartered bank

                                          By /s/ C. Collie
                                            ------------------------------------
                                            Title: Vice President
                                               ---------------------------------

                                          By /s/ Dan Shaw
                                            ------------------------------------
                                            Title: Assistant Vice President
                                               ---------------------------------

                                          BUILDERS TRANSPORT, INC.,
                                            a Georgia corporation, as the
                                          Company

                                          By /s/ T.M. Guthrie
                                            ------------------------------------
                                            Title: CFO & Treasurer
                                               ---------------------------------

Acknowledged and accepted this
14th day of November, 1997

[CORPORATE SEAL]

ATTEST:

         /s/ NANCY P. BEAN
--------------------------------------
         Assistant Secretary
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                CONSENT, RELEASE AND CONFIRMATION OF GUARANTORS

Each of the undersigned, each a "Guarantor" as defined in the Amended and Restated Financing Agreement dated May 28, 1993, among Builders Transport, Inc., as borrower, The CIT Group/Business Credit, Inc., as Agent for the Lenders (as such term is defined therein) and as a Lender and National Bank of Canada, as a Lender, hereby acknowledges receipt of the foregoing Waiver to Amended and Restated Financing Agreement and confirms for the benefit of the Agent and the Lenders, that each of the Guaranty or Non-Recourse Guaranty, as the case may be, dated January 3, 1992, as amended, executed and delivered by the undersigned continues in full force and effect as a guaranty in accordance with its terms and continues to be secured by any collateral therefor and that each of the undersigned hereby waives and releases any and all claims it may have against the Agent or any Lender or any of their respective shareholders, directors, employees or agents arising out of any event or circumstance existing on or prior to the date hereof and arising under the Original Financing Agreement (as defined in the aforesaid Amended and Restated Financing Agreement), the aforesaid Amended and Restated Financing Agreement, the Guaranty, the Non-Recourse Guaranty or any related document or in connection with the transactions contemplated thereby.

Dated: November 14, 1997.

                                          BUILDERS TRANSPORT OF TEXAS, INC.

                                          By: /s/ T. M. Guthrie
                                            ------------------------------------
                                            Title: CFO & Treasurer

                                            ------------------------------------

                                          CCG, INC.

                                          By: /s/ T. M. Guthrie
                                            ------------------------------------
                                            Title: CFO & Treasurer

                                            ------------------------------------

                                          BUILDERS TRANSPORT, INCORPORATED

                                          By: /s/ T. M. Guthrie
                                            ------------------------------------
                                            Title: CFO & Treasurer

                                            ------------------------------------